                                                                   Exhibit 10.6
================================================================================


                                 LOAN AGREEMENT

                                      among

                         CARRAMERICA REALTY CORPORATION

                                       and

                            CARRAMERICA REALTY, L.P.

                                       and

                            THE CHASE MANHATTAN BANK



                           Dated as of April 18, 2000






================================================================================

                                TABLE OF CONTENTS

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SECTION 1.   DEFINITIONS...............................................................1
Section 1.01 Definitions...............................................................1
SECTION 2.   AMOUNT AND TERMS OF ADVANCES..............................................6
Section 2.01        Advances...........................................................6
Section 2.02        The Note...........................................................6
Section 2.03        Interest...........................................................6
Section 2.04        Fees...............................................................7
Section 2.05        Principal Payments.................................................8
Section 2.06        Voluntary Prepayments..............................................8
Section 2.07        Application of Payments and Prepayments............................8
Section 2.08        Method and Place of Payment........................................9
Section 2.09        Interest Rate Unascertainable, Increased Costs, Illegality.........9
Section 2.10        Funding Losses....................................................10
Section 2.11        Increased Capital.................................................11
Section 2.12        Taxes.............................................................11
Section 2.13        Decision Making by Lender.........................................12
SECTION 3.   CONDITIONS PRECEDENT.....................................................12
Section 3.01        Conditions Precedent to Initial Advance of the Loan...............12
Section 3.02        Acceptance of Advance Proceeds....................................13
Section 3.03        Documents.........................................................13
SECTION 4.   REPRESENTATIONS AND WARRANTIES...........................................13
Section 4.01        Representations and Warranties....................................13
SECTION 5.   COVENANTS................................................................14
Section 5.01        Covenants.........................................................14
SECTION 6.   EVENTS OF DEFAULT........................................................14
Section 6.01        Events of Default.................................................14
SECTION 7.   REMEDIES.................................................................14
Section 7.01        General Rights and Remedies.......................................14
SECTION 8.   MISCELLANEOUS PROVISIONS.................................................15
Section 8.01        Payment of Lender's Expenses, Indemnity, etc......................15
Section 8.02        Notices...........................................................15
Section 8.03        Borrower's Assignment.............................................16
Section 8.04        Participations and Securitization.................................16
Section 8.05        Amendments........................................................18
Section 8.06        No Waiver; Remedies Cumulative....................................18
Section 8.07        Governing Law.....................................................19
Section 8.08        Joint and Several.................................................19
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                                        i

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Section 8.09        Successors and Assigns............................................19
Section 8.10        Counterparts......................................................19
Section 8.11        Effectiveness.....................................................19
Section 8.12        Headings Descriptive..............................................19
Section 8.13        Severability......................................................19
Section 8.14        Survival..........................................................19
Section 8.15        Limitation of Liability...........................................19
Section 8.16        WAIVER OF TRIAL BY JURY...........................................20
Section 8.17        No Joint Venture..................................................20
Section 8.18        No Other Agreements...............................................20
Section 8.19        Controlling Document; Construction of Documents...................21

EXHIBIT A

         THIS LOAN AGREEMENT (this "Agreement"), dated as of April 18,
2000, is made among CARRAMERICA REALTY CORPORATION, a Maryland corporation (the "Corporation"), and CARRAMERICA REALTY, L.P., a Delaware limited partnership (the "Partnership"), each having an address at 1850 K Street, N.W., Washington, D.C. 20006 (the Corporation and the Partnership are hereinafter referred to, collectively and individually, as the case may be, as "Borrower" or "Borrowers"), and THE CHASE MANHATTAN BANK, a New York banking corporation, having an office at 270 Park Avenue, 31st Floor, New York, New York 10017 (hereinafter referred to as "Lender").

                             SECTION 1. DEFINITIONS

          Section 1.01 Definitions. As used herein, the following terms shall
                       -----------
have the meanings herein specified unless the context otherwise requires. Defined terms in this Agreement shall include in the singular number the plural and in the plural number the singular.

         "Advance" shall mean each advance of the principal balance of the Loan.
          -------
         "Advance Date" shall mean the date on which an Advance is made.
          ------------
         "Affiliate" shall mean, with reference to a specified Person, any
          ---------
Person that directly or indirectly through one or more intermediaries Controls or is Controlled by or is under common Control with the specified Person and any Subsidiaries of such specified Person.

         "Applicable Laws" shall mean all existing and future federal, state and
          ---------------
local laws, statutes, orders, ordinances, rules, and regulations or orders, writs, injunctions or decrees of any court affecting Borrower.

         "Bankruptcy Code" shall mean Title 11 of the United States Code
          ---------------
entitled "Bankruptcy", as amended from time to time, and any successor statute or statutes and all rules and regulations from time to time promulgated thereunder, and any comparable foreign laws relating to bankruptcy, insolvency or creditors' rights.

         "Base Rate" shall mean, on any particular date, a rate per annum equal
          ---------
to the higher of (a) the Federal Funds Effective Rate plus 1/2% or (b) the rate of interest publicly announced by Lender as its prime rate in effect on such day, with any change in said prime rate to be effective as of the date of such change; however, if Lender does not announce its prime rate or ceases to announce a prime rate, the prime rate shall mean, on any particular date, a rate per annum equal to the rate of interest published in The Wall Street Journal as the "prime rate", as in effect on such day, with any change in the Base Rate resulting from a change in said prime rate to be effective as of the date of the relevant change in said prime rate; provided, however, that if more than one prime rate is published in The Wall Street Journal for a day, the average of the prime rates shall be used; and provided further that the prime rate (or the average of the prime rates) will be rounded to the nearest 1/16 of 1%.

         In the event that the wall street journal should cease or temporarily interrupt publication, then the prime rate shall mean the daily average prime rate published in another business newspaper, or business section of a newspaper, of national standing chosen by lender. If the wall street journal resumes publication, the substitute index will immediately be replaced by the prime rate published in the wall street journal.

         In the event that a prime rate is no longer generally published or is limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall select a comparable interest rate index which is readily available to Borrower and verifiable by Borrower but is beyond the control of Lender. Lender shall give Borrower prompt written notice of its choice of a substitute index and when the change became effective.

         Such substitute index will also be rounded to the nearest 1/16 of 1% or, if there is no nearest 1/16 of 1%, to the next higher 1/16 of 1%.

         The determination of the Base Rate by Lender shall be conclusive absent manifest error.

         "Base Rate Margin" means 0%.
          ----------------

          "Base Rate Portion" shall mean the portion of the Loan made
           -----------------
and/or being maintained at a rate of interest based upon the Base Rate.

         "Borrower" shall have the meaning provided in the preamble of this
         ----------
Agreement and any successor Borrower expressly permitted hereunder.

         "Borrowing" shall mean a borrowing from Lender on a given date (or
          ---------
resulting from conversions on a given date).

         "Business Day" shall mean for all purposes any day excluding Saturday,
          -----------
Sunday and any day which shall be in New York City a legal holiday or a day on which Lender is authorized or required by law or other government actions to close, and when used in connection with a Eurodollar Portion, shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Change in Law" shall have the meaning provided in Section 2.12(c).
          -------------

         "Closing Date" shall mean the date of this Agreement.
          ------------

         "Code" shall mean the Internal Revenue Code of 1986, as amended from
          ----
time to time, and any successor statute, together with all rules and regulations from time to time promulgated thereunder.

         "Control" shall mean in (a) in the case of a corporation, ownership,
          -------
directly or through ownership of other entities, of at least five percent (5%) of all the voting stock

(exclusive of stock which is voting only as required by applicable law or in the event of nonpayment of dividends and pays dividends only on a nonparticipating basis at a fixed or floating rate), and (b) in the case of any other entity, ownership, directly or through ownership of other entities, of at least five percent (5%) of all of the beneficial equity interests therein (calculated by a method that excludes from equity interests, ownership interests that are nonvoting (except as required by applicable law or in the event of nonpayment of dividends or distributions) and pay dividends or distributions only on a non-participating basis at a fixed or floating rate) or, in any case (c) the power directly or indirectly, to direct or control, or cause the direction of, the management policies of another Person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control."

         "Credit Agreement" shall mean that certain Fourth Amended and Restated
          ----------------
Credit Agreement dated as of August 27, 1998 among Borrowers, Carr Realty L.P., the Banks and the Agents (each as defined therein).

         "Credit Agreement Covenants" shall have the meaning provided in Section
          --------------------------
5.01.

         "Credit Agreement Loan Documents" shall have the meaning provided in
          -------------------------------
Section 6.01(b).

         "Credit Agreement Representations & Warranties" shall have the meaning
          ---------------------------------------------
provided in Section 4.01.

         "Default" shall mean any event, act or condition which, with the giving
          -------
of notice or lapse of time, or both, would constitute an Event of Default.

         "Default Rate" shall mean the rate per annum determined by adding four
          ------------
percent (4%) per annum to the sum of the Base Rate Margin and the Base Rate as from time to time in effect.

         "Eurocurrency Reserve Requirements" shall mean, with respect to each
          ---------------------------------
day during an Interest Period for Eurodollar Portions, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Federal Reserve Board or other governmental authority or agency having jurisdiction with respect thereto for determining the maximum reserves (including, without limitation, basic, supplemental, marginal and emergency reserves) for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Federal Reserve Board Regulation D) maintained by a member bank of the Federal Reserve System.

         "Eurodollar Portions" shall mean each portion of the Loan made and/or
          -------------------
being maintained at a rate of interest calculated by reference to the Eurodollar Rate.

         "Eurodollar Rate" shall mean, for any Interest Period, the rate per
          ---------------
annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in U.S. Dollars for a period equal to one month which appears on the Telerate Page

3750 as of 11:00 a.m. (London, England time) two (2) Business Days prior to the first day of such Interest Period. The determination of the Eurodollar Rate by Lender shall be conclusive absent manifest error.

         "Eurodollar Rate Margin" shall mean 1%.
          ----------------------

         "Event of Default" shall have the meaning provided in Section 6.
          ---------------

         "Facility Amount" shall mean U.S. $50,000,000.00.
          ---------------

         "Federal Funds Effective Rate" shall mean, for any day, the weighted
          ----------------------------
average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average quotations, for the day, of such transactions received by Lender from three (3) Federal funds brokers of recognized standing selected by it.

         "Funding Costs" shall have the meaning provided in Section 2.10.
          -------------

         "Funding Fee" shall have the meaning provided in Section 2.04(a).
          -----------

         "Increased Capital Costs" shall have the meaning provided in Section
          -----------------------
2.11.

         "Indemnitee" shall have the meaning provided in Section 8.01(b).
          ----------

         "Initial Advance" shall mean the initial Advance of the Loan.
          ---------------

         "Interest Period" shall mean for any Eurodollar Portion, a one month
          ---------------
period commencing on the date of the making of the Advance (and the date of any conversion of all or a portion of the Loan from the Base Rate Portion) and each Interest Period occurring thereafter in respect of such Eurodollar Portion shall commence on the date next succeeding the date on which the next preceding Interest Period expires. If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day. If any Interest Period begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month. No Interest Period in respect of any Eurodollar Portion shall extend beyond the Maturity Date.

         "Interest Shortfall Payment" shall have the meaning provided in Section
          --------------------------
2.06.

         "Lender" shall have the meaning provided in the preamble of this
          ------
Agreement.

         "Loan" shall have the meaning provided in Section 2.01.
          ----

         "Loan Documents" shall mean this Agreement, the Note and any other
          --------------
documents or instruments executed in connection with an Advance.

         "Maturity Date" shall mean October 17, 2000 or such earlier date on
          -------------
which the principal balance of the Loan and all other sums due in connection with the Loan shall be due as a result of the acceleration of the Loan.

         "Maximum Legal Rate" shall mean the maximum nonusurious interest rate,
          ------------------
if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the indebtedness evidenced by the Note and as provided for herein or the other Loan Documents, under the laws of such state or states whose laws are held by any court of competent jurisdiction to govern the interest rate provisions of the Loan.

         "Note" shall have the meaning provided in Section 2.02.
          ----

         "Notice of Borrowing" shall have the meaning provided in Section
          -------------------
2.01(e).

         "Obligations" shall mean all payment, performance and other
          -----------
obligations, liabilities and indebtedness of every nature of Borrower from time to time owing to Lender under or in connection with this Agreement or any other Loan Document.

         "Origination Fee" shall have the meaning provided in Section 2.04(a).
         ----------------

         "Participant" shall have the meaning provided in Section 8.04(a).
         -------------

         "Person" shall mean and include any individual, partnership, joint
         -------
venture, firm, corporation, association, company, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

         "Prepayment Date" shall have the meaning provided in Section 2.06.
         ----------------

         "Prepayment Procedures" shall have the meaning provided in Section
         ----------------------
2.06.

         "Scheduled Payment Date" shall mean, with respect to each Advance, the
         -----------------------
last day of the Interest Period applicable to said Advance.

         "Taxes" shall have the meaning provided in Section 2.12(a).
         ------

         "Telerate Page 3750" means the display designated as "Page 3750" on the
         -------------------
Telerate Service (or such other page as may replace Page 3750 on that service or such other service as may be nominated by the British Bankers' Association as the information vendor for the purpose of displaying British Bankers' Association Interest Settlement Rates for U.S. Dollar deposits).

         "Unused Facility Fee" shall have the meaning provided in Section
         --------------------
2.04(a).

         "Voluntary Prepayment" shall have the meaning provided in Section 2.06.
          --------------------

                     SECTION 2. AMOUNT AND TERMS OF ADVANCES

         Section 2.01 Advances. (a) Subject to and upon the terms and conditions
                      --------
herein set forth, Lender agrees, from time to time on and after the Closing Date and prior to the Maturity Date, to fund to Borrower (the "Loan") Advances, which Advances shall not exceed in the aggregate the Facility Amount.

         (b) Advances may be voluntarily prepaid pursuant to Section 2.06, but in no event shall any prepaid Advance be re-advanced. All outstanding Advances shall mature on the Maturity Date, without further action on the part of Lender.

         (c) Each Advance shall be in the minimum amount of One Million Dollars (U.S. $1,000,000.00), and any Advance in excess thereof must be in integral multiples of One Hundred Thousand Dollars (U.S. $100,000.00). No Advance shall be made after the Maturity Date. There shall be no more than five (5) Eurodollar Portions outstanding at any one time.

         (d) No Advance shall be made if any law or regulation shall have been adopted, any order, judgment or decree of any governmental authority shall have been issued, and/or any litigation shall be pending or threatened, which in the judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making of the Advance or Borrower's obligation to pay (or Lender's rights to receive payment of) the Loan and the other Obligations.

         (e) Whenever Borrower desires an Advance hereunder, it shall give Lender at Lender's office prior to 10:00 A.M., New York City time, telex or facsimile notice of each Advance to be made hereunder, at least three (3) Business Days prior to such Advance being made. Each such notice (a "Notice of Borrowing") (i) shall be irrevocable, (ii) shall be executed by Borrower, (iii) shall specify (y) the aggregate principal amount of the requested Advance and
(z) the date of Borrowing (which shall be a Business Day), (iv) shall certify that, taking into account the amount of the requested Advance, no Default or Event of Default has occurred and is continuing and (v) shall be in substantially the form annexed hereto as Exhibit A.
                                         ----------

         (f) No later than 2:00 p.m., New York City time on the date specified in each Notice of Borrowing, provided all conditions precedent to the making of such Advance have been complied with, Lender will make available to Borrower, by disbursing to or at the direction of Borrower, the amount of the requested Advance.

         Section 2.02 The Note. Borrower's obligation to pay the principal of,
                      --------
and interest on, the Loan is evidenced by that certain promissory note of even date herewith made by Borrower to Lender (such note, together with all extensions, renewals, modifications, substitutions and amendments thereof shall be referred to as the "Note").

         Section 2.03 Interest. (a) Borrower shall pay interest in respect of
                      --------
the outstanding principal amount of the Loan at a rate per annum which shall be equal to the sum of

(i) the Eurodollar Rate Margin plus the Eurodollar Rate, or (ii) if the Eurodollar Rate is not available pursuant to Section 2.09 hereof, the Base Rate Margin plus the Base Rate.

         (b) In the event that, and for so long as, any Event of Default shall have occurred and be continuing, the outstanding principal amount of the Loan and, to the extent permitted by law, overdue interest in respect of the Loan, shall bear interest at the Default Rate, calculated from the date of such Event of Default.

         (c) Interest on each Advance shall accrue from and including the date of each Borrowing through and including the date of any repayment thereof and Borrower shall pay such interest (i) monthly in arrears on each Scheduled Payment Date, (ii) on the date of any prepayment (on the amount prepaid) and
(iii) on the Maturity Date (whether by acceleration or otherwise).

         (d) Interest on the outstanding principal balance of the Loan shall be calculated on the basis of a three hundred sixty (360) day year based on the actual number of days elapsed.

         (e) If the last Interest Period during the term of this Note which fully complies with the provisions of this Agreement shall end prior to the Maturity Date, the entire outstanding principal balance for the Loan shall, for the remainder of the term of this Note, at the election of the Lender, either bear interest at the Base Rate Margin plus the Base Rate or at the Eurodollar Rate Margin plus the Eurodollar Rate determined in accordance with the provisions of this Agreement, it being agreed that the Eurodollar Rate applicable to such period shall be determined as if the same were for an Interest Period of one month.

         (f) This Agreement and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance of the Loan at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the Maximum Legal Rate. If by the terms of this Agreement or any of the other Loan Documents, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of the Maximum Legal Rate, the interest rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to the Maximum Legal Rate and all previous payments in excess of the Maximum Legal Rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the sums due under the Loan, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Loan until payment in full so that the rate or amount of interest on account of the Loan does not exceed the Maximum Legal Rate of interest from time to time in effect and applicable to the Loan for so long as the Loan is outstanding.

         Section 2.04 Fees. (a) In consideration of Lender making the Loan to
                      ----
Borrower, Borrower shall pay to Lender the following fees:

               (i) $62,500.00 (the "Origination Fee"), which Origination Fee will be paid by Borrower to Lender on the Closing Date;

               (ii) $62,500.00 (the "Funding Fee"), which Funding Fee will be paid by Borrower to Lender on the date of the Initial Advance; and

               (iii) a fee (each, an "Unused Facility Fee"), which Unused Facility Fee shall accrue at a rate per annum equal to .25% on the daily amount of the unadvanced portion of the Facility Amount during the period from, and including, the Closing Date to, but excluding, the Maturity Date. Accrued Unused Facility Fees will be paid by Borrower to Lender in arrears on each monthly anniversary date of the Closing Date (including the Maturity Date). The Unused Facility Fees shall be calculated on the basis of a three hundred sixty (360) day year based on the actual number of days elapsed.

         (b) All fees set forth in Section 2.04(a) shall be deemed to have been earned on the date payment is due in accordance with the provisions thereof and shall be non-refundable.

         Section 2.05 Principal Payments and Other Payments. Borrower shall pay
                      -------------------------------------
the then outstanding principal balance of the Loan together with all accrued and unpaid interest thereon and all other sums then due and payable under this Agreement and the other Loan Documents (including, without limitation, any Unused Facility Fee) on the Maturity Date.

         Section 2.06 Voluntary Prepayments. Borrower shall have the right to
                      ---------------------
prepay the Note, in whole or in part, from time to time (a "Voluntary Prepayment") on the following terms and conditions (collectively, the "Prepayment Procedures"): (a) Borrower shall give Lender written notice (or telephonic notice promptly confirmed in writing) (which notice shall be irrevocable), of its intent to prepay all or a portion of the Note, at least three (3) Business Days prior to a prepayment, which notice shall specify the amount of such prepayment and the date of such prepayment (the "Prepayment Date"), (b) each prepayment shall be in a minimum amount of One Million Dollars (U.S. $1,000,000.00) and must be in integral multiples of One Hundred Thousand Dollars (U.S. $100,000.00) in excess thereof, (c) prepayments made pursuant to this Section 2.06 on a date other than on the last day of the Interest Period applicable thereto shall be accompanied by payment of any Funding Costs which Lender shall incur as a result of such prepayment and (d) Borrower shall pay all interest which would have accrued on the principal balance of the Loan (or portion thereof) being prepaid after the Prepayment Date to and including the last day of the Interest Period in which the Prepayment Date occurs (the "Interest Shortfall Payment"), if such prepayment occurs on a date which is not a Scheduled Payment Date. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

         Section 2.07 Application of Payments and Prepayments. Unless
                      ---------------------------------------
specifically provided otherwise, all payments and prepayments of the Note, whether voluntary or otherwise, shall be applied as follows: first, to any costs and expenses of Lender arising as a result of such prepayment and any Funding Costs; second, to pay any accrued and unpaid interest then payable with respect to the Note; and third, to pay the outstanding principal amount of the Note.

         Section 2.08 Method and Place of Payment.
                      ---------------------------

         (a) Except as otherwise specifically provided herein, all payments and prepayments under this Agreement and the Note shall be made to Lender not later than 1:00 p.m., New York City time, on the date when due and shall be made in lawful money of the United States of America in immediately available funds at the office of the Lender (provided, however, Lender shall not be required to accept any payment or prepayment in cash) and any funds received by Lender after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

         (b) Whenever any payment to be made hereunder or under the Note or other Loan Documents shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension.

         (c) All payments made by Borrower hereunder, under the Note and the other Loan Documents, shall be made irrespective of, and without any deduction for, any setoff or counterclaims.

         Section 2.09 Interest Rate Unascertainable, Increased Costs,
                      ----------------------------------------------
Illegality. (a) In the event that Lender has determined in its sole discretion
----------
(which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that:

                           (i) on any date for determining the Eurodollar Rate for any Interest Period, that by reason of any changes arising after the date of this Agreement affecting the interbank Eurodollar market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the Eurodollar Rate; or

                           (ii) at any time, that the relevant Eurodollar Rate shall not represent the effective pricing to Lender for funding or maintaining the Loan, or Lender shall incur increased costs or reduction in the amounts received or receivable hereunder, in any such case because of (y) any change since the date of this Agreement in any applicable law or governmental rule, regulation, guideline, order, request or directive or any interpretation thereof and including the introduction of any new law or governmental rule, regulation, guideline, order, request or directive (such as, for example, but not limited to, a change in official reserve requirements, but, in all events, excluding reserves required under Regulation D of the Federal Reserve Board to the extent included in the computation of the Eurodollar Rate), whether or not having the force of law and whether or not failure to comply therewith would be unlawful, and/or (z) other circumstances affecting Lender or the interbank Eurodollar market or the position of Lender in such market; or

                           (iii) at any time, that the making or continuance by it of the Loan at the appropriate Eurodollar Rate has become unlawful in order for Lender, in good faith, to comply with any law or governmental rule, regulation, guideline, order, request or directive (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or has become impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the interbank Eurodollar market;

then, in any such event, Lender shall, promptly after making such determination, give notice to Borrower. Thereafter, (A) in the case of clause (ii) above, Borrower shall pay to Lender, promptly upon Lender's written demand therefor, such additional amounts (in the form of an increased rate of interest, or a different method of calculating interest, or otherwise, as Lender shall determine) as shall be required by Lender to compensate Lender for such increased costs or reduction in amounts received or receivable hereunder (it being understood and agreed by the parties hereto that Lender's failure to notify Borrower after such determination shall not excuse Borrower from the payment of any such additional amounts upon Lender's notification to Borrower), and (B) in the case of clause (iii) above, Borrower shall take one of the actions specified in clause (b) below as promptly as possible and, in any event, within the time period required by law. The written demand provided for in clause (A) shall demonstrate in reasonable detail the circumstances giving rise to such demand and the calculation of the amounts demanded.

         (b) In the case that the Loan is affected by the circumstances described in clause (a)(i), (a)(ii) or (a)(iii) above, if any principal amount under the Loan is then outstanding, such amount shall automatically convert into a Base Rate Portion.

         (c) The amount of any increased costs or reductions in amounts referred to in Section 2.09(a)(ii) with respect to Lender shall be based on the assumption that Lender funded the Loan in the interbank Eurodollar market, although the parties hereto agree that Lender may fund all or any portion of the Loan in any manner it independently determines. For purposes of any demand for payment made by Lender under Sections 2.09(a)(ii) or 2.10, in attributing Lender's general costs relating to eurocurrency operations or its commitments or customers, or in averaging any costs over a period of time, Lender may use any attribution and/or averaging method which it deems appropriate, reasonable and practical. The agreements in this Section 2.09 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         Section 2.10 Funding Losses. Borrower shall compensate Lender for all
                      --------------
losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by Lender in connection with the liquidation or reemployment of deposits or funds required by it to make or carry the Loan), (collectively, "Funding Costs"), that Lender sustains: (a) if any prepayment (whether voluntary or mandatory), repayment (including, without limitation, payment after acceleration) occurs on a date which is not the last day of an Interest Period, (b) if any prepayment is not made on any date specified in a notice of prepayment given by Borrower, or (c) as a consequence of any default by Borrower in repaying the Loan when required by the terms of this Agreement. Borrower shall pay such Funding Costs on the date specified for the date of prepayment or repayment of the Loan under clause (a) or (b) above, or immediately upon written demand therefor by Lender with respect to clause (c) above. Lender shall provide Borrower with a statement detailing the basis for requesting such amounts and the calculation thereof, and such statement shall, absent manifest error, be final and conclusive and binding upon Borrower. The agreements in this
Section 2.10 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         Section 2.11 Increased Capital. If Lender shall have determined that
                      -----------------
compliance with any applicable law, rule, regulation, guideline, request or directive (whether or not having the force of law), other than increases in rates of taxation or other matters not directly related to increased capital costs, which shall be imposed, issued or amended from and after the date of this Agreement by any governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital or assets of Lender as a consequence of its obligations hereunder, then from time to time, upon Lender's delivering a written demand therefor to Borrower, setting forth its calculations, Borrower shall pay to Lender on demand such additional amount or amounts ("Increased Capital Costs") as will compensate Lender for such reduction. Such calculations may use any averaging and attribution methods selected by Lender. The agreements in this Section 2.11 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         Section 2.12 Taxes. (a) All payments made by Borrower under this
                      -----
Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority, excluding net income and franchise taxes imposed on Lender (all such non-excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes").

         (b) Notwithstanding anything to the contrary herein, if at any time or from time to time Taxes are required to be deducted or withheld from the payments required to be made to Lender hereunder by reason of a Change in Law after the date hereof, all payments required to be made by Borrower hereunder (including any additional amounts that may be payable pursuant to this clause
(b)) shall be increased to the extent required so that the net amount received by Lender after the deduction or withholding of Taxes imposed by reason of a Change in Law after the date hereof will be not less than the full amount that would otherwise have been receivable had no such deduction or withholding been imposed by reason of such Change in Law. In the event that this clause (b) shall be operative, Borrower shall promptly provide to Lender evidence of payment of such Taxes to the appropriate taxing authority and shall promptly forward to Lender any official tax receipts or other documentation with respect to the payment of the Taxes as may be issued by the taxing authority. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Lender the required receipts or other required documentary evidence, Borrower shall indemnify Lender for any incremental taxes, interest or penalties that may become payable by Lender as a result of any such failure. The agreements in this
Section 2.12 shall survive the termination of this Agreement and the payment of the Note and all other Obligations.

         (c) For purposes of this Section 2.12 the term "Change in Law" shall mean the following events: (i) the enactment of any legislation by the United States, including the enactment, amendment or modification of a treaty; (ii) the lapse, by its terms, of any law of the United States or any treaty to which the United States is a party; or (iii) the promulgation of any temporary or final regulation under the Code.

         Section 2.13 Decision Making by Lender. Borrower acknowledges and
                      -------------------------
agrees that wherever pursuant to this Agreement (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                         SECTION 3. CONDITIONS PRECEDENT

         Section 3.01 Conditions Precedent to Initial Advance of the Loan. The
                      ---------------------------------------------------
obligation of Lender to make the Initial Advance under the Loan is subject to the satisfaction on the Closing Date of the following conditions precedent, with each document to be dated the Closing Date unless otherwise indicated:

         (a) Organizational Documents. Lender shall have received (i) with
             ------------------------
respect to the Partnership, its agreement of partnership, as amended, modified or supplemented, certified to be true, correct and complete by its corporate general partner, together with a copy of the filed partnership certificate of the Partnership, as amended, modified or supplemented, certified to be true, correct and complete by the Secretary of State of the State of Delaware as of a date not more than thirty (30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State to be dated not more than thirty (30) days prior to the Closing Date; (ii) with respect to the Corporation, its articles of incorporation, as amended, modified or supplemented, certified to be true, correct and complete by the Maryland State Department of Assessment and Taxation as of a date not more than thirty (30) days prior to the Closing Date, together with a good standing certificate from the Maryland State Department of Assessment and Taxation to be dated not more than thirty (30) days prior to the Closing Date, and a copy of its by-laws certified by an officer of the Corporation; (iii) with respect to the corporate general partner of the Partnership, its certificate of incorporation, as amended, modified or supplemented, certified to be true, correct and complete by the Secretary of State of the State of Delaware as of a date not more than thirty (30) days prior to the Closing Date, together with a good standing certificate from such Secretary of State to be dated a date not more than thirty
(30) days prior to the Closing Date, and a copy of its by-laws certified by an officer of such corporate general partner; and (iv) with respect to the Corporation, a foreign qualification/good standing certificate from the District of Columbia Department of Consumer and Regulatory Affairs, to be dated not more than thirty (30) days prior to the Closing Date.

         (b) Certified Resolutions, etc. Lender shall have received a
             --------------------------
certificate, dated the Closing Date, of an officer of each of the Corporation and the corporate general partner of the Partnership, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign the applicable Loan Documents on behalf of the Corporation and the Partnership, as applicable, (ii) the resolutions of such Person's board of directors (or a committee of such Person authorized to take such action) approving and authorizing the execution, delivery and performance of all Loan Documents executed by such Person, and (iii) that there have been no changes in the articles of incorporation, partnership certificate or certificate of incorporation, as applicable, of the Corporation, the Partnership and the corporate general partner of the Partnership since the date of the most recent certification thereof by the appropriate Secretary of State.

         (c) Loan Agreement. Borrower shall have executed and delivered this
             --------------
Agreement to Lender.

         (d) The Note. Borrower shall have delivered to Lender the Note.
             --------

         (e) Opinion of Counsel. Lender shall have received a legal opinion,
             ------------------
from counsel to Borrower, in form and substance reasonably satisfactory to Lender and its counsel.

         (f) No Injunction or Litigation. No law or regulation shall have been
             ---------------------------
adopted, no order, judgment or decree of any governmental authority shall have been issued, and no litigation shall be pending or threatened, which in the judgment of Lender would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the making of the Initial Advance or Borrower's obligation to pay (or Lender's rights to receive payment of) the Loan and the other Obligations.

         Section 3.02 Acceptance of Advance Proceeds. The acceptance by Borrower
                      ------------------------------
of the proceeds of each Advance shall constitute a representation and warranty by Borrower to Lender that all of the conditions required to be satisfied under this Section 3 in connection with the making of such Advance and all of the terms and provisions of this Agreement have been satisfied.

         Section 3.03 Documents. All certificates, agreements, legal opinions
                      ---------
and other documents and papers referred to in this Section 3, unless otherwise specified, shall be delivered to Lender and shall be reasonably satisfactory in form and substance to Lender in its sole discretion (unless the form thereof is prescribed herein).

                    SECTION 4. REPRESENTATIONS AND WARRANTIES

         Section 4.01 Representations and Warranties. All of the representations
                      ------------------------------
and warranties contained in Article IV of the Credit Agreement that are applicable to the Corporation and/or the Partnership, as applicable (the "Credit Agreement Representations & Warranties"), are incorporated herein by this reference to the fullest extent as if such Borrower had restated the Credit Agreement Representations & Warranties in their entirety herein and all of the Credit

Agreement Representations and Warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be true and correct only on such specified date). Borrowers shall comply with the Credit Agreement Representations & Warranties regardless of the termination, repayment or cancellation of the Credit Agreement.

                              SECTION 5. COVENANTS

         Section 5.01 Covenants. All of the covenants contained in Articles V
                      ---------
and VI of the Credit Agreement that are applicable to the Corporation and/or the Partnership, as applicable (the "Credit Agreement Covenants"), are incorporated herein by this reference to the fullest extent as if such Borrower had restated the Credit Agreement Covenants in their entirety herein and Borrowers are in compliance with all of the Credit Agreement Covenants in all material respects as of the date hereof. Borrowers shall comply with the Credit Agreement Covenants regardless of the termination, repayment or cancellation of the Credit Agreement.


                          SECTION 6. EVENTS OF DEFAULT

         Section 6.01 Events of Default. Each of the following events, acts,
                      -----------------
occurrences or conditions shall constitute an Event of Default under this Agreement, regardless of whether such event, act, occurrence or condition is voluntary or involuntary or results from the operation of law or pursuant to or as a result of compliance by any Person with any judgment, decree, order, rule or regulation of any court or administrative or governmental body:

         (a) Failure to Make Payments. Borrower shall default in the payment of
             ------------------------
any principal or any
interest or other sums due and owing under the Note.

         (b) Default Under Other Agreements. (i) Borrower shall default beyond
             ------------------------------
the applicable grace period, if any, in the payment, performance or observance of any obligation or condition with respect to any of the Loan Documents (including, without limitation, Section 2, Section 4, Section 5 and Section 8.04 hereof) or (ii) Borrower shall default beyond the applicable grace period, if any, in the payment, performance or observance of any obligation or condition with respect to the Credit Agreement or any other documents executed in connection with the Credit Agreement (collectively, the "Credit Agreement Loan Documents") and/or performance pertaining to the transactions contemplated by the Credit Agreement that are applicable to Borrower, regardless (in the case of both (i) and (ii) above) of whether the Credit Agreement Loan Documents are then in effect or a default has been declared thereunder.

                              SECTION 7. REMEDIES

         Section 7.01 General Rights and Remedies. (a) Upon the occurrence of
                      ---------------------------
any Event of Default, Lender may, by written notice to Borrower (i) declare that the obligation of Lender to make any Advances hereunder shall immediately terminate and (ii) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Note and other Obligations to be, and the same shall thereupon be, immediately due and payable with all additional interest thereon calculated at the Default Rate from the occurrence of the Default until the Loan is paid in full and without presentation, demand, or protest or other requirements of any kind (including, without limitation, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by Borrower.

         (b) Lender may offset any indebtedness, obligations or liabilities owed by Lender to Borrower against any indebtedness, obligations or liabilities of Borrower to Lender.

         (c) Upon the occurrence of an Event of Default, Lender may avail itself of any remedies available to it under the Loan Documents or at law or equity.


                       SECTION 8. MISCELLANEOUS PROVISIONS

         Section 8.01 Payment of Lender's Expenses, Indemnity, etc. Borrower
                      --------------------------------------------
shall:

         (a) pay all reasonable costs and expenses of Lender (including, without limitation, the fees and disbursements of counsel for Lender) in connection with the negotiation, preparation, execution and delivery of the Loan Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating to any of the Loan Documents, or in connection with the preservation of rights under, and enforcement of, the Loan Documents and any amendment thereto or in connection with any restructuring or rescheduling of the Obligations; and

         (b) indemnify Lender, its officers, directors, employees, representatives and agents and any persons or entities owned or Controlled by, owning or Controlling, or under common Control or Affiliated with Lender (each an "Indemnitee") from, and hold each of them harmless against, any and all losses, liabilities, claims, damages, expenses, obligations, penalties, actions, judgments, suits, costs or disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitee in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may at any time (including, without limitation, at any time following the payment of the Obligations) be imposed on, asserted against or incurred by any Indemnitee as a result of, or arising in any manner out of, or in any way related to or by reason of (i) the execution, delivery or performance of any Loan Document and (ii) the breach of any of Borrower's representations and warranties or of any of Borrower's Obligations.

         Section 8.02 Notices. All notices or other written communications
                      -------
hereunder (other than a Notice of Borrowing, which shall be given pursuant to the terms of Section 2.01(e)) shall be deemed to have been properly given (a) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof and confirmed by telephone by sender, (b) one (1) Business Day after having been deposited for overnight delivery with any reputable overnight courier service, or (c) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:          CarrAmerica Realty Corporation and
                         CarrAmerica Realty, L.P.
                         1850 K Street, N.W.
                         Washington, D.C. 20006
                         Attention:  Karen Dorigan
                         Facsimile No.: (202) 729-1060

With a copy to:          Hogan & Hartson L.L.P.
                         555 13th Street, N.W.
                         Washington, D.C. 20004
                         Attention:  David W. Bonser, Esq.
                         Facsimile No.: (202) 637-5910

If to Lender:            The Chase Manhattan Bank
                         270 Park Avenue - 31st Floor
                         New York, New York 10017
                         Attention: Marc E. Costantino
                         Facsimile No.: (212) 270-3513

                                 and

                         The Chase Manhattan Bank
                         Legal Department
                         270 Park Avenue - 39th Floor
                         New York, New York 10017
                         Attention: Real Estate Counsel
                         Facsimile No.: (212) 270-2873

or addressed as such party may from time to time designate by written notice to the other parties. Each party by notice to the others may designate additional or different addresses for subsequent notices or communications.

         Section 8.03 Borrower's Assignment. Borrower may not assign its rights
                      ---------------------
or obligations under the Loan Documents without the prior written consent of Lender.

         Section 8.04 Participations and Securitization. (a) Borrower
                      ---------------------------------
acknowledges that Lender has notified Borrower that it may, after the date hereof, sell and assign the Loan and/or interests in the Loan to such domestic or foreign banks, insurance companies, pension funds, trusts, other institutional lenders or governmental agencies or other persons, parties or investors (including, without limitation, grantor trusts, owner trusts, special purpose corporations,

REMICs, real estate investment trusts or other similar or comparable investment vehicles) as may be selected by Lender in its sole and absolute discretion and on terms and conditions satisfactory to Lender in its sole and absolute discretion (any such bank, insurance company, pension fund, trust or other institutional lender or other person, party or investor to whom the Loan or an interest in the Loan is so sold and assigned is herein referred to as a "Participant").

         (b) Borrower shall cooperate, and shall cause each guarantor, indemnitor and other person or party associated or connected with Borrower, the Loan or the collateral therefor to cooperate, in all respects, with Lender in connection with the sale of the Loan, or of interests in the Loan, in the manner contemplated by this Section 8.04, and shall, in connection therewith, execute and deliver such estoppels, certificates, instruments, documents and information (including, without limitation, financial information concerning Borrower and each guarantor, indemnitor and other person or party associated or connected with the Loan or the collateral therefor) as may be reasonably requested by Lender, any and all of which may be relied on by any Participant. Borrower grants to Lender, and shall cause each guarantor, indemnitor and other person or party associated or connected with Borrower, the Loan or the collateral therefor to grant to Lender upon prior notice and consent, which shall not be unreasonably withheld, the right to distribute on a confidential basis financial and other information concerning Borrower, each such guarantor, indemnitor and other person or party and the collateral therefor and other pertinent information with respect to the Loan to any party who has purchased the Loan or an interest in the Loan or who, in Lender's judgment, may have an interest in purchasing the Loan or an interest in the Loan. Any person or party to whom any such information is distributed and who declines to purchase the Loan or an interest in the Loan shall be obligated to return to Lender all such information distributed to it without retaining any copies thereof, and Lender shall use reasonable efforts to effect the return of all such information from such person or party, it being agreed, however, that Lender shall in no event or under any circumstances have any liability as a result of such person's or party's failure to return all or any portion of such information. Borrower, within a reasonable period of time after request by Lender, shall execute and deliver, and shall cause each guarantor, indemnitor and other person or party associated or connected with Borrower, the Loan or the collateral therefor to execute and deliver, such documents and instruments as may be necessary to split the Loan into two or more loans evidenced by, and pursuant to, separate sets of notes and other related loan documents to the full extent required by Lender to facilitate the sale of the Loan or interests in the Loan in the manner contemplated by this
Section 8.04, it being agreed that:

                           (i) any such splitting of the Loan will not adversely affect or diminish the rights of Borrower as currently set forth in the Loan Documents and will not increase the respective obligations and liabilities of Borrower or any such guarantor, indemnitor or other person or party above those currently set forth in the Loan Documents, and

                           (ii) the retained interest of Lender in the Loan as so split shall be allocated to or among one or more of such separate loans in a manner specified by Lender in its sole and absolute discretion.

Borrower shall not incur or be responsible for any of the Participant's additional costs, fees or expenses of any nature whatsoever as a result of Lender's sale of interests in all or any portion of the Loan in the manner contemplated by this Section 8.04, it being agreed, however, that nothing contained in this sentence shall be deemed to modify, qualify, limit or affect in any manner whatsoever any of the terms and provisions of the Loan Documents. If Borrower shall fail to perform any of its obligations as set forth in this
Section 8.04, such failure shall be deemed an Event of Default hereunder if it shall not be remedied by Borrower within ten (10) days after written notice by Lender and Lender shall have the rights and remedies provided in Section 7 in connection therewith.

                  (c) Lender also reserves the right at any time during the term of the Loan, in its sole and absolute discretion, to effect a so-called securitization of the Loan in such a manner and on such terms and conditions as Lender shall deem to be appropriate in its sole and absolute discretion and with such domestic or foreign banks, insurance companies, pension funds, trusts, other institutional lenders or governmental agencies other persons, parties or investors (including, without limitation, grantor trusts, owner trusts, special purpose corporations, REMICs, real estate investment trusts or other similar or comparable investment vehicles) as may be selected by Lender in its sole and absolute discretion.

                  (d) Upon the transfer of the Loan Documents, the transferee shall become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any of the Obligations not so transferred. Lender shall provide notice to Borrower if such transfer involves the sale and assignment of all of Lender's interests in the Loan.

                  Section 8.05 Amendments. Neither this Agreement, the Note, any
                               ----------
other Loan Document to which Borrower is a party nor any terms hereof or thereof may be amended, supplemented, modified or waived other than in a writing executed by Borrower and Lender.

                  Section 8.06 No Waiver; Remedies Cumulative. No failure or
                               ------------------------------
delay on the part of Lender in exercising any right, power or privilege hereunder or under any other Loan Document nor any course of dealing between Borrower and Lender shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. In particular, and not by way of limitation, by accepting payment after the due date of any amount payable under this Agreement, the Note or any other Loan Documents, Lender shall not be deemed to have waived any right either to require prompt payment when due of all other amounts due under this Agreement, the Note or such other Loan Documents, or to declare a default for failure to effect prompt payment of any such amount. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which Lender would otherwise have. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand unless expressly stated in such notice or demand, as applicable.

                  Section 8.07 Governing Law. This Agreement shall be deemed to
                               -------------
be a contract entered into pursuant to the laws of the State of New York, and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York (excluding the conflict of law provisions thereof).

                  Section 8.08 Joint and Several. Borrowers are each jointly and
                               ----------------
severally liable for the payment in full of the Loan and all other sums owing under this Agreement, the Note and the other Loan Documents and the performance of all of the Obligations.

                  Section 8.09 Successors and Assigns. This Agreement shall be
                               ---------------------
binding upon and inure to the benefit of Borrower and permitted assignees of Borrower, and to the benefit of Lender, all future holders of the Note and their respective successors and assigns.

                  Section 8.10 Counterparts. This Agreement may be executed in
                               ------------
any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  Section 8.11 Effectiveness. This Agreement shall become
                               -------------
effective on the date on which all of the parties hereto shall have signed a counterpart hereof and shall have delivered the same to Lender.

                  Section 8.12 Headings Descriptive. The heading of the several
                               --------------------
sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  Section 8.13 Severability. In case any provision in or
                               ------------
obligation under this Agreement or the Note or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  Section 8.14 Survival. Except as expressly provided to the
                               --------
contrary herein, all indemnities and rights and obligations set forth herein shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents and the making and repayment of the Loan hereunder and shall inure to the benefit of the respective legal representatives and successors and assigns of the parties.

                  Section 8.15 Limitation of Liability. Except as otherwise
                               -----------------------
provided herein, no claim may be made by Borrower or any other Person against Lender or the Affiliates, directors, officers, employees, attorneys or agent of any of such Persons for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Borrower hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  Section 8.16 WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED
                               -----------------------
BY APPLICABLE LAW, BORROWER AND LENDER EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                  Section 8.17 No Joint Venture. Notwithstanding anything to the
                               ----------------
contrary herein contained, Lender by entering into this Agreement or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Borrower and Borrower agrees to hold Lender harmless from any damages and expenses resulting from such a construction of the relationship of the parties hereto or any assertion thereof.

                  Section 8.18 No Other Agreements. The Loan Documents
                               -------------------
constitute the entire understanding of the parties with respect to the transactions contemplated hereby, and all prior understandings with respect thereto, whether written or oral, shall be of no force and effect.

                  Section 8.19 Controlling Document; Construction of Documents.
                               -----------------------------------------------
In the event of a conflict between the provisions of this Agreement and the other Loan Documents, the provisions of this Agreement shall control and govern the conflicting provisions of the other Loan Documents. The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of the Loan Documents.


                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


                           CARRAMERICA REALTY CORPORATION,
                           a Maryland corporation


                           By: /s/ Karen B. Dorigan
                              ---------------------------------
                              Name: Karen B. Dorigan
                              Title: Managing Director


                           CARRAMERICA REALTY, L.P.,
                           a Delaware limited partnership

                           By: CarrAmerica Realty GP Holdings, Inc.,
                               a Delaware corporation, its General Partner


                               By: /s/ Karen B. Dorigan
                                  ---------------------------------
                                Name: Karen B. Dorigan
                                Title: Executive Vice President


                           THE CHASE MANHATTAN BANK, a New York
                           banking corporation


                               By: /s/ Marc E. Costantino
                                  ---------------------------------
                              Name: Marc E. Costantino
                              Title: Vice President

                                    EXHIBIT A

                               NOTICE OF BORROWING

                         CARRAMERICA REALTY CORPORATION
                            CARRAMERICA REALTY, L.P.
                               1850 K Street, N.W.
                             Washington, D.C. 20006


                                                               ___________, 2000

[Via Facsimile (212) 552-5701]

The Chase Manhattan Bank
1 Chase Manhattan Plaza - 8th Floor
New York, New York 10081
Attention:  Christina D. Colaitis

Gentlemen:

         We refer to that certain Loan Agreement dated as of April ___, 2000 among us and you (the "Loan Agreement"). This certificate is delivered to you pursuant to the terms of the Loan Agreement as one of the inducements for an Advance in the amount of $_____________. All capitalized terms used herein shall have the same meanings herein as they have in the Loan Agreement.

         In order to induce you to make this Advance, we hereby represent and certify as follows:

         1. No Default or Event of Default has occurred and is continuing under the Loan Agreement, the Note, or any other Loan Documents or would result from the proposed Advance or would result from the application of the proceeds therefrom.

         2. Each of the representations and warranties set forth in the Loan Agreement, the Note, the Credit Agreement and all other Loan Documents is true and correct as of the date hereof (other than such representations and warranties that by their terms refer to a date other than the date hereof).

         3. All conditions in the Loan Agreement and all other Loan Documents to the Advance have been satisfied.


                         [Signatures Begin on Next Page]

         The undersigned hereby notifies you that the date of the Advance shall be _________, 2000.

                                    CARRAMERICA REALTY CORPORATION,
                                    a Maryland corporation


                                    By:_____________________________
                                       Name:
                                       Title:


                                    CARRAMERICA REALTY, L.P.,
                                    a Delaware limited partnership

                                     By: CarrAmerica Realty GP Holdings, Inc.,
                                         a Delaware corporation, its
                                         General Partner


                                     By:_____________________________
                                        Name:
                                        Title:


cc:   Marc E. Costantino
      270 Park Avenue - 31st Floor
      New York, New York  10017
      Facsimile No.: (212) 270-3513

      Elena D. Gillcrist
      270 Park Avenue - 31st Floor
      New York, New York  10017
      Facsimile No.: (212) 270-3513



                                      A-2